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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported) December 30, 1998
                                                 -----------------


                                 RB ASSET, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


DELAWARE                           333-38673           13-3973550
-------------------------------    ------------        -------------------
(State or Other Jurisdiction of    (Commission         (IRS Employer
Incorporation)                     File Number)        Identification No.)


645 Fifth Avenue, New York, New York                10022
-------------------------------------------------------------------
(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number,
 including area code:                           (212) 848-0201
                                                --------------


            N/A
------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

        On December 30, 1998, RB Asset, Inc. (the "Company") completed its offer to exchange (the "Exchange Offer") $25.94 principal amount of its newly-authorized Increasing Rate Junior Subordinated Notes due 2006 (the "Subordinated Notes") for each outstanding share of its 15% Non-Cumulative Perpetual Preferred Stock, Series A (the "Series A Preferred Stock"). Pursuant to the Exchange Offer, 415,273 shares of the Series A Preferred Stock (representing 29.7% of the 1,400,000 outstanding shares of Series A Preferred Stock) were properly tendered and accepted by the Company for exchange in accordance with the terms and conditions of the Exchange Offer. The Exchange Offer, which expired at 5:00 p.m. on Thursday, December 24, 1998, was made by the Company in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 3(a)(9) thereof.

        The Subordinated Notes provide for semi-annual accrual of interest at rates increasing from an initial 8% per annum rate, and will mature on January 15, 2006. Payment of interest through January 15, 2002 is expected to be made by the issuance of additional Subordinated Notes. Thereafter, interest will be paid in cash. Principal of the Subordinated Notes will be repaid in mandatory semi-annual installments commencing after the first three years with increasing redemption premiums on installments paid after four years. The Subordinated Notes are general unsecured obligations of the Company and are subordinated in right of payment to all existing and future Senior Debt (as defined in the Indenture referred to below) of the Company.

        The foregoing summary of the terms of the Subordinated Notes does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Subordinated Notes and the Indenture, dated December 30, 1998, between the Company and LaSalle National Bank, as Trustee, pursuant to which the Subordinated Notes were issued, a copy of which (with the form of Notes certificate) is incorporated herein by reference to Exhibit (b)(2) to the Company's Schedule 13E-4/A Issuer Tender Offer Statement Dated December 31, 1998.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS.

None.

(b) PRO FORMA FINANCIAL INFORMATION.

None.

(c) EXHIBITS.

    4.1 Conformed Copy of Indenture, dated as of December 30, 1998, by and between the Company and LaSalle National Bank, as Trustee, incorporated by reference to Exhibit (b)(2) to the Company's
           Schedule 13E-4/A Issuer Tender Offer Statement Dated December 31,
           1998.


                                      -2-
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RB ASSET, INC.


                                      By: /s/ Nelson L. Stephenson
                                         --------------------------------
                                         Name:  Nelson L. Stephenson
                                         Title: President and Chief
                                                Executive Officer


Dated:  January 6, 1999






                                      -3-
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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT  DESCRIPTION

  4.1 Conformed Copy of Indenture, dated as of December 30, 1998, by and between the Company and LaSalle National Bank, as Trustee, incorporated by reference to Exhibit (b)(2) to the Company's
         Schedule 13E-4/A Issuer Tender Offer Statement Dated December 31,
         1998.